# BEST BUY FISCAL YEAR CHANGE OVERVIEW

## OVERVIEW

To align Best Buy's quarterly reporting with peer retailers, beginning in fiscal 2013 the company's fiscal year will end on the Saturday nearest the end of January, instead of the end of February, as it previously did. The change impacts U.S. and Canada fiscal calendars (Europe, China and Mexico remain on their current schedules and thus will now be on a one month-lag versus two months). The table below outlines the new fiscal calendar for 2013 and 2014:

**Fiscal Calendar 2013 (53 weeks)**

NOTE: FY13 Form 10K (transition report) will be based on an 11 month year (Mar - Jan)

| | | | |
|---|---|---|---|
| Q1[1] | Feb / March / April | Jan. 29, 2012 to May 5, 2012 | 14 weeks |
| Q2 | May / June / July | May 6, 2012 to Aug. 4, 2012 | 13 weeks |
| Q3 | Aug / Sept / Oct | Aug. 5, 2012 to Nov. 3, 2012 | 13 weeks |
| Q4 | Nov / Dec / Jan | Nov. 4, 2012 to Feb. 2, 2013 | 13 weeks |

Questions? Please contact
Best Buy's Investor Relations:
(866) 758-1457 or
moneytalk@bestbuy.com

**Fiscal Calendar 2014 (52 weeks)**

| | | | |
|---|---|---|---|
| Q1 | Feb / March / April | Feb. 3, 2013 to May 4, 2013 | 13 weeks |
| Q2 | May / June / July | May 5, 2013 to Aug. 3, 2013 | 13 weeks |
| Q3 | Aug / Sept / Oct | Aug. 4, 2013 to Nov. 2, 2013 | 13 weeks |
| Q4 | Nov / Dec / Jan | Nov. 3, 2013 to Feb. 1, 2014 | 13 weeks |

## RECAST FINANCIAL INFORMATION FOR FY12 AND FY11

FY12 and FY11 have been recast for the new fiscal calendar. The tables below outline how the years were recast.

**RECAST Fiscal 2012 (52 weeks[2])**

| | | | |
|---|---|---|---|
| Q1 | Feb / March / April | Jan. 30, 2011 to Apr. 30, 2011 | 13 weeks |
| Q2 | May / June / July | May 1, 2011 to July 30, 2011 | 13 weeks |
| Q3 | Aug / Sept / Oct | July 31, 2011 to Oct. 29, 2011 | 13 weeks |
| Q4 | Nov / Dec / Jan | Oct. 30, 2011 to Jan. 28, 2012 | 13 weeks |

**For reference: OLD Fiscal 2012 (53 weeks)**

| | | | |
|---|---|---|---|
| Q1 | March / April / May | Feb. 27, 2011 to May 28, 2011 | 13 weeks |
| Q2 | June / July / August | May 29, 2011 to Aug. 27, 2011 | 13 weeks |
| Q3 | Sept / Oct / Nov | Aug. 28, 2011 to Nov. 26, 2011 | 13 weeks |
| Q4 | Dec / Jan / Feb | Nov. 27, 2011 to March 3, 2012 | 14 weeks |

**RECAST Fiscal 2011 (52 weeks)**

| | | | |
|---|---|---|---|
| Q1 | Feb / March / April | Jan. 31, 2010 to May 1, 2010 | 13 weeks |
| Q2 | May / June / July | May 2, 2010 to July 31, 2010 | 13 weeks |
| Q3 | Aug / Sept / Oct | Aug. 1, 2010 to Oct. 30, 2010 | 13 weeks |
| Q4 | Nov / Dec / Jan | Oct. 31, 2010 to Jan. 29, 2011 | 13 weeks |

**For reference: OLD Fiscal 2011 (52 weeks)**

| | | | |
|---|---|---|---|
| Q1 | March / April / May | Feb. 28, 2010 to May 29, 2010 | 13 weeks |
| Q2 | June / July / August | May 30, 2010 to Aug. 28, 2010 | 13 weeks |
| Q3 | Sept / Oct / Nov | Aug. 29, 2010 to Nov. 27, 2010 | 13 weeks |
| Q4 | Dec / Jan / Feb | Nov. 28, 2010 to Feb. 26, 2011 | 13 weeks |

The following list of financial statements are recast for the new fiscal calendar for FY12 and FY11 and available in this workbook:

[1]Note February FY12 will be "recycled" for US and Canada operations. For all other international entities, this will be the actual results of January 2012 due to the change in the lag for reporting results from 2 months to 1 month.

[2]Note the restated FY12 calendar will include February FY11 which is a 4 week month. Under the new fiscal calendar and utilizing February FY11, the restated FY12 calendar will be a 52 week year.

**BEST BUY CO., INC.**
**CONSOLIDATED STATEMENTS OF GAAP EARNINGS**
**Historical Financials Recast for New Fiscal Year**
($ in millions, except per share amounts)
(Unaudited and subject to reclassification)

| | Fiscal Year 2011 | | | | | Fiscal Year 2012 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Year | Q1 | Q2 | Q3 | Q4 | Year |
| | 5/1/2010 | 7/31/2010 | 10/30/2010 | 1/29/2011 | 1/29/2011 | 4/30/2011 | 7/30/2011 | 10/29/2011 | 1/28/2012 | 1/28/2012 |
| Revenue | $ 11,322 | $10,902 | $ 10,981 | $16,697 | $49,902 | $11,369 | $10,856 | $11,145 | $16,671 | $50,041 |
| Cost of goods sold | 8,467 | 8,076 | 8,106 | 12,728 | 37,377 | 8,448 | 8,094 | 8,292 | 12,798 | 37,632 |
| Restructuring charges - cost of goods sold | - | - | - | 9 | 9 | - | - | - | 19 | 19 |
| Gross profit | 2,855 | 2,826 | 2,875 | 3,960 | 12,516 | 2,921 | 2,762 | 2,853 | 3,854 | 12,390 |
| *Gross profit %* | *25.2%* | *25.9%* | *26.2%* | *23.7%* | *25.1%* | *25.7%* | *25.4%* | *25.6%* | *23.1%* | *24.8%* |
| Selling, general and administrative expenses | 2,427 | 2,435 | 2,444 | 2,702 | 10,008 | 2,457 | 2,502 | 2,472 | 2,736 | 10,167 |
| *SG&A %* | *21.4%* | *22.3%* | *22.3%* | *16.2%* | *20.1%* | *21.6%* | *23.0%* | *22.2%* | *16.4%* | *20.3%* |
| Goodwill impairment | - | - | - | - | - | - | - | - | 1,207 | 1,207 |
| Restructuring charges | - | - | - | 135 | 135 | 4 | - | - | 32 | 36 |
| Operating income (loss) | 428 | 391 | 431 | 1,123 | 2,373 | 460 | 260 | 381 | (121) | 980 |
| *Operating income (loss) %* | *3.8%* | *3.6%* | *3.9%* | *6.7%* | *4.8%* | *4.0%* | *2.4%* | *3.4%* | *(0.7%)* | *2.0%* |
| Other income (expense): | | | | | | | | | | |
| Gain on sale of investments | - | - | - | - | - | - | - | - | 55 | 55 |
| Investment income and other | 13 | 5 | 9 | 12 | 39 | 17 | 8 | - | 21 | 46 |
| Interest expense | (24) | (20) | (19) | (22) | (85) | (28) | (33) | (37) | (31) | (129) |
| Earnings (loss) from continuing operations before income tax expense and equity in loss of affiliates | 417 | 376 | 421 | 1,113 | 2,327 | 449 | 235 | 344 | (76) | 952 |
| Income tax expense | 160 | 145 | 148 | 334 | 787 | 155 | 87 | 122 | 328 | 692 |
| *Effective tax rate* | *38.5%* | *38.5%* | *35.2%* | *30.0%* | *33.8%* | *34.6%* | *36.8%* | *35.6%* | *(434.9%)* | *72.7%* |
| Equity in earnings (loss) of affiliates | - | - | - | 2 | 2 | (1) | - | (2) | (1) | (4) |
| Net earnings (loss) from continuing operations | 257 | 231 | 273 | 781 | 1,542 | 293 | 148 | 220 | (405) | 256 |
| Loss from discontinued operations, net of tax | (29) | (33) | (21) | (85) | (168) | (54) | (37) | (46) | (188) | (325) |
| Net earnings (loss) including noncontrolling interest | 228 | 198 | 252 | 696 | 1,374 | 239 | 111 | 174 | (593) | (69) |
| Net (earnings) loss from continuing operations attributable to noncontrolling interests | (32) | (13) | (32) | (51) | (128) | (38) | 2 | (47) | (1,305) | (1,388) |
| Net loss from discontinued operations attributable to noncontrolling interests | 6 | 10 | 9 | 13 | 38 | 11 | 15 | 29 | 79 | 134 |
| Net earnings (loss) attributable to Best Buy Co., Inc. | $ 202 | $ 195 | $ 229 | $ 658 | $ 1,284 | $ 212 | $ 128 | $ 156 | $ (1,819) | $ (1,323) |
| | | | | | | | | | | |
| Basic earnings (loss) per share attributable to Best Buy Co., Inc. | | | | | | | | | | |
| Continuing operations | $ 0.54 | $ 0.52 | $ 0.60 | $ 1.85 | $ 3.47 | $ 0.65 | $ 0.40 | $ 0.48 | $ (4.86) | $ (3.05) |
| Discontinued operations | $ (0.06) | $ (0.05) | $ (0.03) | $ (0.18) | $ (0.32) | $ (0.11) | $ (0.06) | $ (0.05) | $ (0.31) | $ (0.52) |
| Basic earnings per share | $ 0.48 | $ 0.47 | $ 0.57 | $ 1.67 | $ 3.15 | $ 0.54 | $ 0.34 | $ 0.43 | $ (5.17) | $ (3.57) |
| | | | | | | | | | | |
| Diluted earnings (loss) per share attributable to Best Buy Co., Inc. | | | | | | | | | | |
| Continuing operations | $ 0.52 | $ 0.51 | $ 0.59 | $ 1.81 | $ 3.39 | $ 0.64 | $ 0.39 | $ 0.47 | $ (4.86) | $ (3.05) |
| Discontinued operations | $ (0.05) | $ (0.05) | $ (0.03) | $ (0.18) | $ (0.31) | $ (0.11) | $ (0.05) | $ (0.05) | $ (0.31) | $ (0.52) |
| Diluted earnings per share | $ 0.47 | $ 0.46 | $ 0.56 | $ 1.63 | $ 3.08 | $ 0.53 | $ 0.34 | $ 0.42 | $ (5.17) | $ (3.57) |
| | | | | | | | | | | |
| Dividends declared per Best Buy Co., Inc. common share | $ 0.14 | $ 0.14 | $ 0.15 | $ 0.15 | $ 0.58 | $ 0.15 | $ 0.15 | $ 0.16 | $ 0.16 | $ 0.62 |
| | | | | | | | | | | |
| Weighted average Best Buy Co., Inc. common shares outstanding (in millions) | | | | | | | | | | |
| Basic | 419.7 | 417.7 | 400.9 | 393.9 | 408.1 | 391.1 | 376.0 | 363.4 | 351.8 | 370.6 |
| Diluted | 430.7 | 428.5 | 411.2 | 404.9 | 418.8 | 400.7 | 385.6 | 372.4 | 351.8 | 370.6 |

**BEST BUY CO., INC.**
**NON-GAAP RECONCILIATION**
**Historical Financials Recast for New Fiscal Year**
($ in millions, except per share amounts)
(Unaudited and subject to reclassification)

| | Fiscal Year 2011 Q1 5/1/2010 | Q2 7/31/2010 | Q3 10/30/2010 | Q4 1/29/2011 | Year 1/29/2011 | Fiscal Year 2012 Q1 4/30/2011 | Q2 7/30/2011 | Q3 10/29/2011 | Q4 1/28/2012 | Year 1/28/2012 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Domestic - Continuing Operations** | | | | | | | | | | |
| Gross profit | $ 2,117 | $ 2,119 | $ 2,087 | $ 2,969 | $ 9,292 | $ 2,147 | $ 2,026 | $ 2,033 | $ 2,810 | $ 9,016 |
| Restructuring charges - cost of goods sold | - | - | - | 9 | 9 | - | - | - | 19 | 19 |
| Adjusted gross profit | $ 2,117 | $ 2,119 | $ 2,087 | $ 2,978 | $ 9,301 | $ 2,147 | $ 2,026 | $ 2,033 | $ 2,829 | $ 9,035 |
| *Adjusted gross profit % of revenue* | *24.9%* | *25.8%* | *26.3%* | *23.6%* | *25.0%* | *25.6%* | *25.4%* | *25.2%* | *22.5%* | *24.4%* |
| Operating income | $ 393 | $ 360 | $ 329 | $ 988 | $ 2,060 | $ 366 | $ 239 | $ 249 | $ 888 | $ 1,742 |
| Restructuring charges - cost of goods sold | - | - | - | 9 | 9 | - | - | - | 19 | 19 |
| Restructuring charges | - | - | - | 27 | 27 | 5 | - | - | 17 | 22 |
| Adjusted operating income | $ 393 | $ 360 | $ 329 | $ 1,024 | $ 2,096 | $ 371 | $ 239 | $ 249 | $ 924 | $ 1,783 |
| *Adjusted operating income % of revenue* | *4.5%* | *4.4%* | *4.1%* | *8.1%* | *5.6%* | *4.4%* | *3.0%* | *3.1%* | *7.2%* | *4.8%* |
| **International - Continuing Operations** | | | | | | | | | | |
| SG&A | $ 693 | $ 676 | $ 686 | $ 748 | $ 2,803 | $ 681 | $ 715 | $ 688 | $ 831 | $ 2,915 |
| BBE transaction costs - SG&A | - | - | - | - | - | - | - | - | (46) | (46) |
| Adjusted SG&A | $ 693 | $ 676 | $ 686 | $ 748 | $ 2,803 | $ 681 | $ 715 | $ 688 | $ 785 | $ 2,869 |
| *Adjusted SG&A % of revenue* | *24.7%* | *24.9%* | *22.5%* | *18.3%* | *22.1%* | *22.9%* | *24.8%* | *22.3%* | *19.2%* | *22.0%* |
| Operating income (loss) | $ 45 | $ 31 | $ 102 | $ 135 | $ 313 | $ 94 | $ 21 | $ 132 | $ (1,009) | $ (762) |
| BBE transaction costs - SG&A | - | - | - | - | - | - | - | - | 46 | 46 |
| Restructuring charges | - | - | - | 108 | 108 | (1) | - | - | 15 | 14 |
| Goodwill impairment | - | - | - | - | - | - | - | - | 1,207 | 1,207 |
| Adjusted operating income | $ 45 | $ 31 | $ 102 | $ 243 | $ 421 | $ 93 | $ 21 | $ 132 | $ 259 | $ 505 |
| *Adjusted operating income % of revenue* | *1.6%* | *1.1%* | *3.4%* | *5.9%* | *3.3%* | *3.1%* | *0.7%* | *4.3%* | *6.3%* | *3.9%* |
| **Consolidated - Continuing Operations** | | | | | | | | | | |
| Gross profit | $ 2,855 | $ 2,826 | $ 2,875 | $ 3,960 | $ 12,516 | $ 2,921 | $ 2,762 | $ 2,853 | $ 3,854 | $ 12,390 |
| Restructuring charges - COGS | - | - | - | 9 | 9 | - | - | - | 19 | 19 |
| Adjusted gross profit | $ 2,855 | $ 2,826 | $ 2,875 | $ 3,969 | $ 12,525 | $ 2,921 | $ 2,762 | $ 2,853 | $ 3,873 | $ 12,409 |
| *Adjusted gross profit % of revenue* | *25.2%* | *25.8%* | *26.2%* | *23.8%* | *25.1%* | *25.7%* | *25.4%* | *25.6%* | *23.2%* | *24.8%* |
| SG&A | $ 2,427 | $ 2,435 | $ 2,444 | $ 2,702 | $ 10,008 | $ 2,457 | $ 2,502 | $ 2,472 | $ 2,736 | $ 10,167 |
| BBE transaction costs - SG&A | - | - | - | - | - | - | - | - | (46) | (46) |
| Adjusted SG&A | $ 2,427 | $ 2,435 | $ 2,444 | $ 2,702 | $ 10,008 | $ 2,457 | $ 2,502 | $ 2,472 | $ 2,690 | $ 10,121 |
| *Adjusted SG&A % of revenue* | *21.4%* | *22.3%* | *22.3%* | *16.2%* | *20.1%* | *21.6%* | *23.0%* | *22.2%* | *16.1%* | *20.2%* |
| Operating income (loss) | $ 428 | $ 391 | $ 431 | $ 1,123 | $ 2,373 | $ 460 | $ 260 | $ 381 | $ (121) | $ 980 |
| Restructuring charges - cost of goods sold | - | - | - | 9 | 9 | - | - | - | 19 | 19 |
| BBE transaction costs - SG&A | - | - | - | - | - | - | - | - | 46 | 46 |
| Restructuring charges | - | - | - | 135 | 135 | 4 | - | - | 32 | 36 |
| Goodwill impairment | - | - | - | - | - | - | - | - | 1,207 | 1,207 |
| Adjusted operating income | $ 428 | $ 391 | $ 431 | $ 1,267 | $ 2,517 | $ 464 | $ 260 | $ 381 | $ 1,183 | $ 2,288 |
| *Adjusted operating income % of revenue* | *3.8%* | *3.6%* | *3.9%* | *7.6%* | *5.0%* | *4.1%* | *2.4%* | *3.4%* | *7.1%* | *4.6%* |
| **Consolidated - Continuing Operations** | | | | | | | | | | |
| Net earnings (loss) | $ 225 | $ 218 | $ 341 | $ 730 | $ 1,414 | $ 255 | $ 150 | $ 173 | $ (1,710) | $ (1,132) |
| After-tax impact of restructuring charges - cost of goods sold | - | - | - | 6 | 6 | - | - | - | 12 | 12 |
| After-tax impact of BBE transaction costs - SG&A | - | - | - | - | - | - | - | - | 33 | 33 |
| After-tax impact of restructuring charges | - | - | - | 95 | 95 | 3 | - | - | 21 | 24 |
| After-tax impact of goodwill impairment | - | - | - | - | - | - | - | - | 1,180 | 1,180 |
| After-tax impact of gain on sale of investments | - | - | - | - | - | - | - | - | (48) | (48) |
| After-tax impact of BBYM profit share buyout - NCI | - | - | - | - | - | - | - | - | 1,303 | 1,303 |
| After-tax impact of BBE transaction costs - NCI | - | - | - | - | - | - | - | - | (13) | (13) |
| After-tax impact of restructuring charges - NCI | - | - | - | - | - | - | - | - | (3) | (3) |
| Adjusted net earnings | $ 225 | $ 218 | $ 341 | $ 821 | $ 1,505 | $ 258 | $ 150 | $ 173 | $ 775 | $ 1,356 |

| | Fiscal Year 2011 | | | | | Fiscal Year 2012 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Q1<br>5/1/2010 | Q2<br>7/31/2010 | Q3<br>10/30/2010 | Q4<br>1/29/2011 | Year<br>1/29/2011 | Q1<br>4/30/2011 | Q2<br>7/30/2011 | Q3<br>10/29/2011 | Q4<br>1/28/2012 | Year<br>1/28/2012 |
| **Consolidated - Continuing Operations** | | | | | | | | | | |
| (Basic) Diluted EPS | $ 0.52 | $ 0.51 | $ 0.59 | $ 1.81 | $ 3.39 | $ 0.64 | $ 0.39 | $ 0.47 | $ (4.86) | $ (3.05) |
| Per share impact of diluted share count | n/a | n/a | n/a | n/a | n/a | n/a | n/a | n/a | 0.11 | 0.09 |
| Per share impact of restructuring charges - cost of goods sold | - | - | - | 0.01 | 0.01 | - | - | - | 0.04 | 0.03 |
| Per share impact of BBE transaction costs - SG&A | - | - | - | - | - | - | - | - | 0.09 | 0.09 |
| Per share impact of restructuring charges | - | - | - | 0.21 | 0.21 | 0.01 | - | - | 0.06 | 0.06 |
| Per share impact of goodwill impairment | - | - | - | - | - | - | - | - | 3.28 | 3.11 |
| Per share impact of gain on sale of investments | - | - | - | - | - | - | - | - | (0.13) | (0.13) |
| Per share impact of BBYM profit share buyout - NCI | - | - | - | - | - | - | - | - | 3.62 | 3.43 |
| Per share impact of BBE transaction costs - NCI | - | - | - | - | - | - | - | - | (0.04) | (0.03) |
| Per share impact of restructuring charges - NCI | - | - | - | - | - | - | - | - | (0.01) | (0.01) |
| Adjusted diluted EPS[1] | $ 0.52 | $ 0.51 | $ 0.59 | $ 2.03 | $ 3.61 | $ 0.65 | $ 0.39 | $ 0.47 | $ 2.16 | $ 3.59 |
| | | | | | | | | | | |
| **Consolidated - Total Operations** | | | | | | | | | | |
| Net earnings (loss) | $ 202 | $ 195 | $ 229 | $ 658 | $ 1,284 | $ 212 | $ 128 | $ 156 | $ (1,819) | $ (1,323) |
| Continuing operations | | | | | | | | | | |
| After-tax impact of restructuring charges - cost of goods sold | - | - | - | 6 | 6 | - | - | - | 12 | 12 |
| After-tax impact of BBE transaction costs - SG&A | - | - | - | - | - | - | - | - | 33 | 33 |
| After-tax impact of restructuring charges | - | - | - | 85 | 85 | 3 | - | - | 21 | 24 |
| After-tax impact of goodwill impairment | - | - | - | - | - | - | - | - | 1,180 | 1,180 |
| After-tax impact of gain on sale of investments | - | - | - | - | - | - | - | - | (48) | (48) |
| After-tax impact of BBYM profit share buyout - NCI | - | - | - | - | - | - | - | - | 1,303 | 1,303 |
| After-tax impact of BBE transaction costs - NCI | - | - | - | - | - | - | - | - | (13) | (15) |
| After-tax impact of restructuring charges - NCI | - | - | - | - | - | - | - | - | (3) | (3) |
| Discontinued operations | | | | | | | | | | |
| After-tax impact of restructuring charges - cost of goods sold | - | - | - | 10 | 10 | - | - | - | 8 | 8 |
| After-tax impact of restructuring charges | - | - | - | 26 | 26 | 19 | 1 | 12 | 163 | 195 |
| After-tax impact of restructuring charges - NCI | - | - | - | - | - | - | - | - | (85) | (85) |
| Adjusted net earnings | $ 202 | $ 195 | $ 229 | $ 785 | $ 1,411 | $ 234 | $ 129 | $ 168 | $ 752 | $ 1,265 |
| | | | | | | | | | | |
| **Consolidated - Total Operations** | | | | | | | | | | |
| (Basic) Diluted EPS | $ 0.47 | $ 0.46 | $ 0.56 | $ 1.63 | $ 3.08 | $ 0.53 | $ 0.34 | $ 0.42 | $ (5.17) | $ (3.57) |
| Per share impact of diluted share count | n/a | n/a | n/a | n/a | n/a | n/a | n/a | n/a | 0.12 | 0.10 |
| Continuing operations | | | | | | | | | | |
| Per share impact of restructuring charges - cost of goods sold | - | - | - | 0.01 | 0.01 | - | - | - | 0.04 | 0.03 |
| Per share impact of BBE transaction costs - SG&A | - | - | - | - | - | - | - | - | 0.09 | 0.09 |
| Per share impact of restructuring charges | - | - | - | 0.21 | 0.21 | 0.01 | - | - | 0.06 | 0.06 |
| Per share impact of goodwill impairment | - | - | - | - | - | - | - | - | 3.28 | 3.11 |
| Per share impact of gain on sale of investments | - | - | - | - | - | - | - | - | (0.13) | (0.13) |
| Per share impact of BBYM profit share buyout - NCI | - | - | - | - | - | - | - | - | 3.62 | 3.43 |
| Per share impact of BBE transaction costs - NCI | - | - | - | - | - | - | - | - | (0.04) | (0.03) |
| Per share impact of restructuring charges - NCI | - | - | - | - | - | - | - | - | (0.01) | (0.01) |
| Discontinued operations | | | | | | | | | | |
| Per share impact of restructuring charges - cost of goods sold | - | - | - | 0.03 | 0.02 | - | - | - | 0.02 | 0.02 |
| Per share impact of restructuring charges | - | - | - | 0.06 | 0.06 | 0.05 | - | 0.04 | 0.45 | 0.52 |
| Per share impact of restructuring charges - NCI | - | - | - | - | - | - | - | - | (0.24) | (0.23) |
| Adjusted diluted EPS[1] | $ 0.47 | $ 0.46 | $ 0.56 | $ 1.94 | $ 3.38 | $ 0.59 | $ 0.34 | $ 0.46 | $ 2.09 | $ 3.39 |

[1] The diluted share count used to calculate diluted EPS for the fiscal fourth quarter and full year ended January 28, 2012, was 359.6 million and 379.7 million, respectively

**BEST BUY CO., INC.**

**RECONCILIATION OF SELECTED CONSOLIDATED STATEMENTS OF EARNINGS AMOUNTS FOR TOTAL OPERATIONS**

**Historical Financials Recast for New Fiscal Year**

($ in millions)

(Unaudited and subject to reclassification)

| | Fiscal Year 2011 | | | | | Fiscal Year 2012 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Q1<br>5/1/2010 | Q2<br>7/31/2010 | Q3<br>10/30/2010 | Q4<br>1/29/2011 | Year<br>1/29/2011 | Q1<br>4/30/2011 | Q2<br>7/30/2011 | Q3<br>10/29/2011 | Q4<br>1/28/2012 | Year<br>1/28/2012 |
| NCI from continuing operations | $ (32) | $ (13) | $ (32) | $ (51) | $ (128) | $ (38) | $ 2 | $ (47) | $ (1,305) | $ (1,388) |
| BBYM profit share buyout | - | - | - | - | - | - | - | - | 1,303 | 1,303 |
| Restructuring charges | - | - | - | - | - | - | - | - | (3) | (3) |
| Best Buy Europe transaction Costs | - | - | - | - | - | - | - | - | (13) | (13) |
| Adjusted NCI from continuing operations | (32) | (13) | (32) | (51) | (128) | (38) | 2 | (47) | (18) | (101) |
| NCI from discontinued operations | 6 | 10 | 9 | 13 | 38 | 11 | 15 | 29 | 79 | 134 |
| Restructuring charges | - | - | - | - | - | - | - | - | (85) | (85) |
| Adjusted NCI from discontinued operations | 6 | 10 | 9 | 13 | 38 | 11 | 15 | 29 | (6) | 49 |
| Adjusted NCI from total operations | $ (26) | $ (3) | $ (23) | $ (38) | $ (90) | $ (27) | $ 17 | $ (18) | $ (24) | $ (52) |

**Note:** NCI refers to Best Buy Europe, our venture with Carphone Warehouse Group plc (CPW). Results are 100% consolidated by Best Buy, with 50% of Best Buy Europe's net earnings flowing to CPW through the noncontrolling interest line item on the Consolidated Statement of Earnings.

**BEST BUY CO., INC.**

**CONDENSED CONSOLIDATED BALANCE SHEETS**

**Historical Financials Recast for New Fiscal Year**

($ in millions)

(Unaudited and subject to reclassification)

| | Fiscal Year 2011 | | | | Fiscal Year 2012 | | | |
|---|---|---|---|---|---|---|---|---|
| | Q1<br>5/1/2010 | Q2<br>7/31/2010 | Q3<br>10/30/2010 | Q4<br>1/29/2011 | Q1<br>4/30/2011 | Q2<br>7/30/2011 | Q3<br>10/29/2011 | Q4<br>1/28/2012 |
| **ASSETS** | | | | | | | | |
| Current assets | | | | | | | | |
| Cash and cash equivalents | $ 1,748 | $ 915 | $ 724 | $ 1,338 | $ 2,793 | $ 2,079 | $ 2,073 | $ 1,401 |
| Short-term investments | 206 | 116 | 2 | 22 | 20 | 80 | 20 | - |
| Receivables | 1,538 | 1,650 | 1,770 | 2,280 | 1,713 | 1,868 | 1,968 | 2,519 |
| Merchandise inventories | 6,021 | 6,681 | 8,416 | 7,370 | 6,508 | 6,784 | 7,780 | 6,803 |
| Other current assets | 1,095 | 1,091 | 1,075 | 1,040 | 1,135 | 1,080 | 1,098 | 827 |
| Total current assets | 10,608 | 10,453 | 11,987 | 12,050 | 12,169 | 11,891 | 12,939 | 11,550 |
| Net property & equipment | 4,021 | 3,937 | 3,963 | 3,809 | 3,797 | 3,781 | 3,697 | 3,491 |
| Goodwill | 2,408 | 2,392 | 2,441 | 2,443 | 2,506 | 2,507 | 2,447 | 1,328 |
| Tradenames | 155 | 150 | 145 | 132 | 136 | 136 | 131 | 129 |
| Customer relationships | 248 | 229 | 220 | 203 | 194 | 179 | 165 | 229 |
| Equity and other investments | 340 | 297 | 316 | 333 | 316 | 316 | 279 | 142 |
| Other assets | 475 | 463 | 409 | 384 | 454 | 486 | 469 | 447 |
| **TOTAL ASSETS** | **$ 18,255** | **$ 17,921** | **$ 19,481** | **$ 19,354** | **$ 19,572** | **$ 19,296** | **$ 20,127** | **$ 17,316** |
| | | | | | | | | |
| **LIABILITIES & EQUITY** | | | | | | | | |
| Current liabilities | | | | | | | | |
| Accounts payable | $ 5,698 | $ 5,935 | $ 7,573 | $ 6,604 | $ 6,102 | $ 6,178 | $ 7,557 | $ 6,929 |
| Accrued liabilities | 2,915 | 2,448 | 2,411 | 2,759 | 2,876 | 2,518 | 2,541 | 2,861 |
| Short-term debt | 197 | 383 | 586 | 557 | 39 | 392 | 163 | 480 |
| Current portion of long-term debt | 34 | 33 | 27 | 441 | 442 | 444 | 442 | 46 |
| Total current liabilities | 8,844 | 8,799 | 10,597 | 10,361 | 9,459 | 9,532 | 10,703 | 10,316 |
| Long-term liabilities | 1,243 | 1,252 | 1,196 | 1,154 | 1,179 | 1,168 | 1,161 | 1,065 |
| Long-term debt | 1,101 | 1,092 | 1,084 | 692 | 1,704 | 1,701 | 1,692 | 1,685 |
| Equity | 7,067 | 6,778 | 6,604 | 7,147 | 7,230 | 6,895 | 6,571 | 4,250 |
| **TOTAL LIABILITIES & EQUITY** | **$ 18,255** | **$ 17,921** | **$ 19,481** | **$ 19,354** | **$ 19,572** | **$ 19,296** | **$ 20,127** | **$ 17,316** |

**BEST BUY CO., INC.**
**CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS**
**Financials Recast for New Fiscal Year**
($ in millions)
(Unaudited and subject to reclassification)

| | Twelve Months Ended | |
|---|---|---|
| | Jan. 29, 2011 | Jan. 28, 2012 |
| **OPERATING ACTIVITIES** | | |
| Net earnings including noncontrolling interests | $ 1,374 | $ (69) |
| Adjustments to reconcile net earnings to total cash provided by operating activities: | | |
| Depreciation and amortization of definite-lived intangible assets | 982 | 932 |
| Goodwill impairment | - | 1,207 |
| Realized gain on sale of investments | - | (55) |
| Other operating activities, net | 60 | 434 |
| Changes in certain operating assets and liabilities, net of acquired assets and liabilities: | | |
| Receivables | (327) | (256) |
| Merchandise inventories | (873) | 524 |
| Accounts payable | - | 353 |
| Total cash provided by operating activities | 1,216 | 3,070 |
| **INVESTING ACTIVITIES** | | |
| Additions to property and equipment | (706) | (747) |
| Other, net | 163 | 82 |
| Total cash used in investing activities | (543) | (665) |
| **FINANCING ACTIVITIES** | | |
| Repurchase of common stock | (1,193) | (1,368) |
| Borrowings (repayments) of debt, net | (99) | 513 |
| Payment to noncontrolling interest | - | (1,303) |
| Other, net | (62) | (191) |
| Total cash used in financing activities | (1,354) | (2,349) |
| **EFFECT OF EXCHANGE RATE CHANGES ON CASH** | 24 | 7 |
| **INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS** | (657) | 63 |
| **CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD** | 1,995 | 1,338 |
| **CASH AND CASH EQUIVALENTS AT END OF PERIOD** | $ 1,338 | $ 1,401 |

| | | |
|---|---|---|
| **Total cash provided by operating activities** | $ 1,216 | $ 3,070 |
| Additions to property and equipment | (706) | (747) |
| **Free cash flow** | $ 510 | $ 2,323 |

**BEST BUY CO., INC.**
**SEGMENT INFORMATION**
**Financials Recast for New Fiscal Year**
($ in millions)
(Unaudited and subject to reclassification)

| | Fiscal Year 2011 | | | | | Fiscal Year 2012 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 5/1/2010 | Q2 7/31/2010 | Q3 10/30/2010 | Q4 1/29/2011 | Year 1/29/2011 | Q1 4/30/2011 | Q2 7/30/2011 | Q3 10/29/2011 | Q4 1/28/2012 | Year 1/28/2012 |
| **DOMESTIC SEGMENT PERFORMANCE SUMMARY** | | | | | | | | | | |
| Revenue | $ 8,511 | $ 8,185 | $ 7,938 | $ 12,611 | $ 37,245 | $ 8,392 | $ 7,977 | $ 8,055 | $ 12,583 | $ 37,007 |
| Gross profit | $ 2,117 | $ 2,119 | $ 2,087 | $ 2,969 | $ 9,292 | $ 2,147 | $ 2,026 | $ 2,033 | $ 2,810 | $ 9,016 |
| SG&A | $ 1,734 | $ 1,759 | $ 1,758 | $ 1,954 | $ 7,205 | $ 1,776 | $ 1,787 | $ 1,784 | $ 1,905 | $ 7,252 |
| Operating income | $ 383 | $ 360 | $ 329 | $ 988 | $ 2,060 | $ 366 | $ 239 | $ 249 | $ 888 | $ 1,742 |
| **Key Metrics:** | | | | | | | | | | |
| Comparable store sales % change[1] | 4.7% | 0.0% | (3.9%) | (5.2%) | (1.7%) | (3.8%) | (4.1%) | 0.1% | (1.1%) | (2.1%) |
| Gross profit as % of revenue | 24.9% | 25.9% | 26.3% | 23.5% | 24.9% | 25.6% | 25.4% | 25.2% | 22.3% | 24.4% |
| SG&A as % of revenue | 20.4% | 21.5% | 22.1% | 15.5% | 19.3% | 21.2% | 22.4% | 22.1% | 15.1% | 19.6% |
| Operating income as % of revenue | 4.5% | 4.4% | 4.1% | 7.8% | 5.5% | 4.4% | 3.0% | 3.1% | 7.1% | 4.7% |
| **Adjusted (non-GAAP) Key Metrics:** | | | | | | | | | | |
| Gross profit as % of revenue[2] | 24.9% | 25.9% | 26.3% | 23.6% | 25.0% | 25.6% | 25.4% | 25.2% | 22.5% | 24.4% |
| SG&A as % of revenue[2] | 20.4% | 21.5% | 22.1% | 15.5% | 19.3% | 21.2% | 22.4% | 22.1% | 15.1% | 19.6% |
| Operating income[2] | $ 383 | $ 360 | $ 329 | $ 1,024 | $ 2,096 | $ 371 | $ 239 | $ 249 | $ 924 | $ 1,783 |
| Operating income as % of revenue[2] | 4.5% | 4.4% | 4.1% | 8.1% | 5.6% | 4.4% | 3.0% | 3.1% | 7.3% | 4.8% |
| **INTERNATIONAL SEGMENT PERFORMANCE SUMMARY** | | | | | | | | | | |
| Revenue | $ 2,811 | $ 2,717 | $ 3,043 | $ 4,086 | $ 12,657 | $ 2,977 | $ 2,879 | $ 3,090 | $ 4,088 | $ 13,034 |
| Gross profit | $ 738 | $ 707 | $ 788 | $ 991 | $ 3,224 | $ 774 | $ 736 | $ 820 | $ 1,044 | $ 3,374 |
| SG&A | $ 693 | $ 676 | $ 686 | $ 748 | $ 2,803 | $ 681 | $ 715 | $ 688 | $ 831 | $ 2,915 |
| Operating income (loss) | $ 45 | $ 31 | $ 102 | $ 135 | $ 313 | $ 94 | $ 21 | $ 132 | $ (1,009) | $ (762) |
| **Key Metrics:** | | | | | | | | | | |
| Comparable store sales % change[1] | 7.1% | 4.9% | 2.6% | (2.0%) | 2.5% | (0.2%) | (2.6%) | (3.2%) | (1.8%) | (2.0%) |
| Gross profit as % of revenue | 26.3% | 26.0% | 25.9% | 24.3% | 25.5% | 26.0% | 25.6% | 26.5% | 25.5% | 25.9% |
| SG&A as % of revenue | 24.7% | 24.9% | 22.5% | 18.3% | 22.1% | 22.9% | 24.8% | 22.3% | 20.3% | 22.4% |
| Operating income (loss) as % of revenue | 1.6% | 1.1% | 3.4% | 3.3% | 2.5% | 3.2% | 0.7% | 4.3% | (24.7%) | (5.8%) |
| **Adjusted (non-GAAP) Key Metrics:** | | | | | | | | | | |
| Gross profit as % of revenue[2] | 26.3% | 26.0% | 25.9% | 24.3% | 25.5% | 26.0% | 25.6% | 26.5% | 25.5% | 25.9% |
| SG&A as % of revenue[2] | 24.7% | 24.9% | 22.5% | 18.3% | 22.1% | 22.9% | 24.8% | 22.3% | 19.2% | 22.0% |
| Operating income[2] | $ 45 | $ 31 | $ 102 | $ 243 | $ 421 | $ 93 | $ 21 | $ 132 | $ 259 | $ 505 |
| Operating income as % of revenue[2] | 1.6% | 1.1% | 3.4% | 5.9% | 3.3% | 3.1% | 0.7% | 4.3% | 6.3% | 3.9% |

(1) Best Buy's comparable store sales is comprised of revenue at stores, call centers, and Web sites operating for at least 14 full months as well as revenue related to other comparable sales channels. Relocated, remodeled and expanded stores are excluded from the comparable store sales calculation until at least 14 full months after reopening. Acquired stores are included in the comparable store sales calculation beginning with the first full quarter following the first anniversary of the date of the acquisition. The portion of the calculation of the comparable store sales percentage change attributable to the International segment excludes the effect of fluctuations in foreign currency exchange rates. The method of calculating comparable store sales varies across the retail industry. As a result, Best Buy's method of calculating comparable store sales may not be the same as other retailers' methods.

(2) Domestic segment excludes the impact of previously announced restructuring charges. International segment excludes the impact of previously announced restructuring charges, Best Buy Europe transaction costs and goodwill impairment. Please see worksheet titled "Non-GAAP Reconciliation."

**BEST BUY CO., INC.**
**REVENUE CATEGORY SUMMARY**
**Recast for New Fiscal Year**
(Unaudited and subject to reclassification)

## DOMESTIC SEGMENT PERFORMANCE SUMMARY

| | Fiscal Year 2011 | | | | | Fiscal Year 2012 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 5/1/2010 | Q2 7/31/2010 | Q3 10/30/2010 | Q4 1/29/2011 | Year 1/29/2011 | Q1 4/30/2011 | Q2 7/30/2011 | Q3 10/29/2011 | Q4 1/28/2012 | Year 1/28/2012 |
| **Revenue Mix** | | | | | | | | | | |
| Consumer Electronics | 35% | 38% | 35% | 39% | 37% | 35% | 36% | 33% | 38% | 36% |
| Computing and Mobile Phones[1] | 39% | 37% | 41% | 33% | 37% | 40% | 40% | 43% | 37% | 40% |
| Entertainment | 14% | 12% | 12% | 18% | 14% | 13% | 10% | 10% | 15% | 12% |
| Appliances | 5% | 6% | 5% | 4% | 5% | 5% | 6% | 6% | 4% | 5% |
| Services[2] | 6% | 6% | 6% | 5% | 6% | 6% | 7% | 7% | 5% | 6% |
| Other | 1% | 1% | 1% | 1% | 1% | 1% | 1% | 1% | 1% | 1% |
| Total | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% |
| **Comparable Store Sales** | | | | | | | | | | |
| Consumer Electronics | 5.6% | (4.9%) | (10.8%) | (7.1%) | (4.9%) | (5.6%) | (8.6%) | (5.1%) | (4.8%) | (5.9%) |
| Computing and Mobile Phones[1] | 12.0% | 8.0% | 7.0% | (0.8%) | 5.8% | (1.1%) | 2.2% | 5.9% | 11.1% | 4.9% |
| Entertainment | (12.7%) | (11.3%) | (17.1%) | (12.8%) | (13.3%) | (12.1%) | (18.2%) | (12.0%) | (17.9%) | (15.6%) |
| Appliances | 9.3% | 12.6% | (1.3%) | 6.6% | 6.8% | 4.2% | 5.4% | 14.9% | 14.5% | 9.7% |
| Services[2] | (3.0%) | (2.4%) | 0.4% | 4.5% | 0.1% | 3.9% | 3.4% | 0.5% | (4.9%) | 0.3% |
| Other | n/a | n/a | n/a | n/a | n/a | n/a | n/a | n/a | n/a | n/a |
| Total | 4.7% | 0.0% | (3.9%) | (5.2%) | (1.7%) | (3.8%) | (4.1%) | 0.1% | (1.1%) | (2.1%) |

## INTERNATIONAL SEGMENT PERFORMANCE SUMMARY

| | Fiscal Year 2011 | | | | | Fiscal Year 2012 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 5/1/2010 | Q2 7/31/2010 | Q3 10/30/2010 | Q4 1/29/2011 | Year 1/29/2011 | Q1 4/30/2011 | Q2 7/30/2011 | Q3 10/29/2011 | Q4 1/28/2012 | Year 1/28/2012 |
| **Revenue Mix** | | | | | | | | | | |
| Consumer Electronics | 19% | 20% | 17% | 24% | 20% | 18% | 19% | 19% | 24% | 20% |
| Computing and Mobile Phones[1] | 56% | 53% | 59% | 52% | 55% | 59% | 54% | 57% | 53% | 56% |
| Entertainment | 5% | 4% | 4% | 8% | 6% | 4% | 4% | 4% | 7% | 5% |
| Appliances | 9% | 13% | 10% | 8% | 9% | 10% | 14% | 10% | 9% | 10% |
| Services[2] | 11% | 10% | 10% | 8% | 10% | 9% | 9% | 10% | 7% | 9% |
| Other | <1% | <1% | <1% | <1% | <1% | <1% | <1% | <1% | <1% | <1% |
| Total | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% | 100% |
| **Comparable Store Sales** | | | | | | | | | | |
| Consumer Electronics | 4.1% | (0.2%) | (1.8%) | (7.3%) | (2.6%) | (8.6%) | (11.3%) | (2.8%) | (4.8%) | (6.7%) |
| Computing and Mobile Phones[1] | 7.4% | 8.8% | 3.6% | 2.6% | 5.2% | 3.0% | (0.2%) | (3.7%) | 0.8% | 0.0% |
| Entertainment | (10.2%) | (14.0%) | (22.4%) | (9.4%) | (13.0%) | (10.2%) | (18.5%) | (3.3%) | (16.0%) | (12.9%) |
| Appliances | 28.9% | 15.1% | 26.2% | 0.4% | 15.7% | 12.8% | 7.7% | (7.2%) | 7.2% | 4.9% |
| Services[2] | 3.5% | (5.0%) | 1.3% | (5.5%) | (1.2%) | (6.0%) | (3.7%) | 3.7% | 0.1% | (1.5%) |
| Other | n/a | n/a | n/a | n/a | n/a | n/a | n/a | n/a | n/a | n/a |
| Total | 7.1% | 4.9% | 2.6% | (2.0%) | 2.5% | (0.2%) | (2.8%) | (3.2%) | (1.8%) | (2.0%) |

(1) The previous "Home Office" revenue category has been renamed to "Computing and Mobile Phones" to more clearly describe the key products contained within the category. However, the composition of the products within this category has not changed from previous disclosures.

(2) The "Services" revenue category consists primarily of service contracts, extended warranties, computer related services, product repair and delivery and installation for home theater, mobile audio and appliances.